                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report                                                     July 27, 1999
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                            (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)


One Park Plaza, Nashville, Tennessee                                37203
(Address of principal executive offices)                          (Zip Code)


                                 (615) 344-9551
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On July 27, 1999, Columbia/HCA Healthcare Corporation (the "Company") announced operating results for the second quarter and six months ended June 30, 1999.

ITEM 7. EXHIBIT

        Exhibit 20 Copy of press release dated July 27, 1999 relating to second quarter earnings release.


                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
-----------------------------------
John M. Franck II
Corporate Secretary

DATED: July 28, 1999